SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                     __________________________

                             FORM 8-K


                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 24, 2003

                     Berry Petroleum Company
      (Exact name of registrant as specified in its charter)

  Delaware                     1-9735            77-0079387
(State or other           (Commission File      IRS Employer
jurisdiction of               Number)       Identification No.
incorporation)


     5201 Truxtun Avenue, Suite 300 Bakersfield, CA  93309
           (Address of principal executive offices)

Registrant's telephone number, including area code (661) 616-3900


                                               N/A
(Former name or former address, if changed since last report)











Item 5. Other Events

     On April 24, 2003, Berry Petroleum Company, a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

     (c)  Exhibits

     99.1   Press Release of Berry Petroleum Company dated
            April 24, 2003.



                                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BERRY PETROLEUM COMPANY



                                 By     /s/ Kenneth A. Olson
                                 Name:      Kenneth A. Olson
                                Title:      Corporate Secretary
                                            and Treasurer

     April 24, 2003